UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2014

First Data Corporation

(Exact name of registrant as specified in its charter)

Commission File Number: 001-11073

Delaware	47-0731996
(State or other jurisdiction	(IRS Employer
of incorporation)	Identification No.)

5565 Glenridge Connector, N.E.

Suite 2000

Atlanta, Georgia 30342

(Address of principal executive offices, including zip code)

(404) 890-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

Fourth Quarter 2013 Financial Results

For the fourth quarter ended December 31, 2013, First Data Corporation (“First Data”) expects consolidated revenue to be in the range of approximately $2,772 million to $2,822 million and adjusted revenue to be in the range of approximately $1,738 million to $1,768 million.  For the fourth quarter First Data expects operating profit to be in the range of approximately $349 million to $365 million and adjusted earnings before interest, taxes, depreciation and amortization (adjusted EBITDA) to be in the range of approximately $657 million to $681 million.

For the year ended December 31, 2013, First Data expects consolidated revenue to be in the range of approximately $10,734 million to $10,884 million and adjusted revenue to be in the range of approximately $6,726 million to $6,826 million.  First Data expects full year operating profit to be in the range of approximately $1,118 million to $1,158 million and adjusted EBITDA to be in the range of $2,419 million to $2,479 million.

The adjusted EBITDA and adjusted revenue measures above are not calculated in accordance with Generally Accepted Accounting Principles (“GAAP”).  A reconciliation to comparable GAAP measures is included below.

FIRST DATA CORPORATION

RECONCILIATION OF NON-GAAP MEASURES - ADJUSTED REVENUE

(Unaudited)

(in millions)

	Three months ended December 31, 2013		Three months ended
	Low Estimate	High Estimate	December 31, 2012

Adjusted revenue	$1,738	$1,768	$1,753

Adjustments to reconcile to Consolidated revenues:
Adjustments for non-wholly-owned entities (a)	7	8	25
Official check and money order revenues (b)	1	1	1
ISO commission expense (c)	105	109	115
Reimbursable debit network fees, postage and other	921	936	863
Consolidated revenues	$2,772	$2,822	$2,757

	Twelve months ended
	December 31, 2013		Twelve months ended
	Low Estimate	High Estimate	December 31, 2012

Adjusted revenue	$6,726	$6,826	$6,762

Adjustments to reconcile to Consolidated revenues:
Adjustments for non-wholly-owned entities (a)	33	34	73
Official check and money order revenues (b)	4	5	13
ISO commission expense (c)	467	472	471
Reimbursable debit network fees, postage and other	3,504	3,547	3,361
Consolidated revenues	$10,734	$10,884	$10,680

(See accompanying notes)

FIRST DATA CORPORATION

RECONCILIATION OF NON-GAAP MEASURES - ADJUSTED EBITDA

(Unaudited)

(in millions)

	Three months ended December 31, 2013		Three months ended
	Low Estimate	High Estimate	December 31, 2012

Operating Profit	$349	$365	$337

Adjustments to reconcile to Adjusted EBITDA:
Adjustments for non-wholly owned entities (a)	(1)	(1)	(14)
Depreciation and amortization	269	277	295
Other items (d)	21	21	8
Stock based compensation	2	2	1
Official check and money order EBITDA (b)	(1)	(1)	—
Cost of alliance conversions (e)	9	9	21
KKR related items (f)	7	7	8
Debt issuance costs (g)	2	2	—
Adjusted EBITDA	$657	$681	$656

	Twelve months ended
	December 31, 2013		Twelve months ended
	Low Estimate	High Estimate	December 31, 2012

Operating Profit	$1,118	$1,158	$1,074

Adjustments to reconcile to Adjusted EBITDA:
Adjustments for non-wholly owned entities (a)	11	11	(23)
Depreciation and amortization	1,087	1,095	1,192
Other items (d)	83	95	62
Stock based compensation	36	36	12
Official check and money order EBITDA (b)	(2)	(2)	(6)
Cost of alliance conversions (e)	59	59	77
KKR related items (f)	24	24	34
Debt issuance costs (g)	3	3	14
Adjusted EBITDA	$2,419	$2,479	$2,436

(See accompanying notes)

FIRST DATA CORPORATION
NOTES TO FINANCIAL SCHEDULES AND RECONCILIATIONS
(Unaudited)

(a)

Net adjustment to reflect First Data’s proportionate share of alliance revenue and EBITDA related to the Retail and Alliance Services segment, equity earnings in affiliates included in “Adjusted revenue” and International noncontrolling interests not included in “Adjusted EBITDA.”

(b)	Represents an adjustment to exclude the official check and money order businesses from “Adjusted revenue” and “Adjusted EBITDA” due to First Data’s wind down of these businesses.
(c)

Independent Sales Organization commissions are presented as contra-revenue in “Adjusted revenue” while certain of such commissions are reflected as expense in the Consolidated Statements of Operations.

(d)	Includes restructuring, certain retention bonuses, litigation and regulatory settlements, and impairments as applicable to the periods presented.
(e)

Costs of alliance conversions primarily represent costs directly associated with the strategy to have First Data operate Bank of America N.A.’s (“the Bank”) legacy settlement platform and costs associated with the termination of the Chase Paymentech alliance.

(f)	Represents KKR annual sponsorship fees for management, financial and other advisory services.
(g)	Debt issuance costs represent costs associated with issuing debt and modifying the First Data’s debt structure.

The financial information set forth in this section is preliminary, unaudited and has not been subjected to normal processes that we use in reporting year-end financial information. Once our review of the results of operations for the year ended December 31, 2013 is complete, we may report financial results that differ, and the differences could be material.

Bancoob Alliance

On January 8, 2014, a subsidiary of First Data entered into an alliance with Bancoob (Banco Cooperativo do Brasil S.A), a private bank specializing in services for cooperatives, that will allow First Data to enter the Brazilian merchant acquiring business.  The partnership will further develop holistic services for the Brazilian payment card market by combining the complementary strengths of First Data’s end-to-end payment acceptance and processing services with Bancoob’s local market experience.

The information furnished pursuant to this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of First Data under the Securities Act of 1933 or the Exchange Act except as shall be expressly set forth by specific reference to such filing.

Item 8.01.                                        Other Events.

On January 13, 2014, First Data announced  an underwritten offering by funds affiliated with Goldman, Sachs & Co. (the “Selling Noteholders”) of $725 million aggregate principal amount of senior PIK notes due 2019 (the “Notes”) issued by First Data Holdings Inc., the direct parent company of First Data, subject to market conditions. The Selling Noteholders will receive all the proceeds of the offering. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.                                        Financial Statements and Exhibits.

99.1                                                                        Press release dated January 13, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Data Corporation

Date: January 13, 2014	By:	/s/ Stanley J. Andersen
Stanley J. Andersen

Vice President and Assistant Secretary